Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Distribution Date of:		15-Apr-03
Determined as of:		9-Apr-03
For the Monthly Period Ending:		31-Mar-03
Days in Interest Period (30/360)		30
Days in Interest Period (Actual/360)		29

		Beginning	Ending	Change
Pool Balance (Principal)		2,701,563,752.75	2,673,593,857.14	(27,969,895.61)
Excess Funding Account		0.00	0.00	0.00

Invested Amount		35,000,000.00	0.00	(35,000,000.00)
Class A Invested Amount		0.00	0.00	0.00
Class B Invested Amount		35,000,000.00	0.00	(35,000,000.00)

Principal Funding Account		0.00	0.00	0.00

Adjusted Invested Amount		35,000,000.00	0.00	(35,000,000.00)
Class A Adjusted Invested Amount		0.00	0.00	0.00
Class B Adjusted Invested Amount		35,000,000.00	0.00	(35,000,000.00)
Enhancement Invested Amount		0.00	0.00	0.00

Reserve Account		1,250,000.00	0.00	(1,250,000.00)

Available Cash Collateral Amount		5,000,000.00	0.00	(5,000,000.00)
Available Shared Collateral Amount		5,000,000.00	0.00	(5,000,000.00)
Spread Account		1,050,000.00	0.00	(1,050,000.00)

Servicing Base Amount		35,000,000.00	0.00	(35,000,000.00)

Allocation Percentages
Floating Allocation Pct		3.02%
Principal Allocation Pct		18.51%
Class A Floating Pct		57.06%
Class B Floating Pct		42.94%
Class A Principal Pct		93.00%
Class B Principal Pct		7.00%

	Trust	Series 1996-A	Class A	Class B
Allocations
Principal Collections	310,726,190.67	57,508,580.05	53,482,979.45	4,025,600.60

Finance Charge Collections	42,814,248.48	1,291,607.96	736,929.70	554,678.26
PFA Investment Proceeds	N/A	187,486.37	0.00	187,486.37
Reserve Account Draw	N/A	0.00	0.00	0.00
Less: Servicer Interchange		36,458.33	0.00	36,458.33

Available Funds		1,442,636.00	736,929.70	705,706.30

Monthly Investor Obligations
Monthly Interest		45,815.97	0.00	45,815.97
Monthly Servicing Fee		7,291.67	0.00	7,291.67
Defaulted Amounts	16,416,153.77	495,237.82	282,559.00	212,678.82

Total Obligations		548,345.46	282,559.00	265,786.46
Excess Spread		1,106,969.36	454,370.70	652,598.66
Required Amount		0.00	0.00	0.00

1 Mo. Libor Rate	1.280000%

Cash Collateral Account

Cash Collateral Fee			1,762.15
Interest on CCA Draw			0.00

Monthly Cash Collateral Fee			1,762.15

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Cash Collateral Account (continued)
Quarterly Excess Spread Percentage	4.88%
Principal Payment Rate - 3 month average	11.04%
Calculated Current Month's Spread Account Cap	3.00%
Spread Account Cap Adjustment	0.00%
Applicable Spread Account Cap Percentage	3.00%
Beginning Cash Collateral Amount	5,000,000.00
Required Cash Collateral Amount	0.00
Cash Collateral Account draw	0.00
Cash Collateral Account Surplus	5,000,000.00
Beginning Spread Account Balance	1,050,000.00
Required Spread Account Amount	0.00
Required Spread Account Draw	0.00
Required Spread Account Deposit	0.00
Spread Account Surplus	1,050,000.00

Monthly Principal & Controlled Deposit Amount
Month of Accumulation	11
Controlled Accumulation Amount	35,000,000.00
Required PFA Balance	35,000,000.00
Beginning PFA Balance	0.00
Controlled Deposit Amount	35,000,000.00
Available Investor Principal Collections	58,003,817.87
Principal Shortfall	0.00
Shared Principal to Other Series	23,003,817.87
Shared Principal from Other Series	0.00
Class A Monthly Principal	0.00
Class B Monthly Principal	35,000,000.00
Monthly Principal	35,000,000.00
PFA Deposit	35,000,000.00
PFA Withdrawl	35,000,000.00
Ending PFA Balance	0.00
Principal to Investors	35,000,000.00
Ending Class A Invested Amount	0.00
Ending Class B Invested Amount	0.00

Class A Accumulation Period Length
Min 12 Month Historical Prin Pmt Rate	n/a
Revolving Investor Interest	n/a
Class A Invested Amount	n/a
Available Principal	n/a
Class A Accumulation Period Length	n/a

Reserve Account
Available Reserve Account Amount	1,250,000.00
Covered Amount	0.00
Reserve Draw Amount	0.00
Portfolio Yield	2.24%
Reserve Account Factor	83.33%
Portfolio Adjusted Yield	2.47%
Reserve Account Funding Period Length	3
Reserve Account Funding Date	15-Mar-02
Weighted Average Coupon	1.57%
Required Reserve Account Amount	0.00
Reserve Account Surplus	1,250,000.00
Required Reserve Account Deposit	0.00
Portfolio Yield - 3 month average	4.01%
Base Rate - 3 month average	1.44%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)	2.57%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.